UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 3, 2005


                          CHARYS HOLDING COMPANY, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)


               0-18292                                   51-2152284
       (Commission File Number)               (IRS Employer Identification No.)


1117 PERIMETER CENTER WEST, SUITE N415                     30338
           ATLANTA, GEORGIA                              (Zip Code)
     (principal executive offices)


                                 (678) 443-2300
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01.  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

     On October 3, 2005, Charys Holding Company, Inc. (the "Registrant") and Method IQ, Inc. announced they had signed a binding letter of intent for the Registrant to acquire Method IQ, Inc. in a stock and cash transaction.
Subsequent to October 3, 2005, the parties executed various documents in connection with the subject acquisition. The transaction was scheduled to close when the Registrant was able to secure the necessary financing. To that end, a Stock Purchase Agreement to be effective as of November 1, 2005, was executed by and among the Registrant, Rock Creek Equity Holdings, LLC, a Georgia limited liability company, J. Alan Shaw (collectively, the "Sellers"), Method IQ, Inc., a Georgia corporation, and Billy V. Ray, Jr., the chairman and chief executive officer of the Registrant. The Stock Purchase Agreement was previously reported on a Current Report on Form 8-K on December 12, 2005. On December 22, 2005, financing to close the Stock Purchase Agreement was secured and the transaction closed. See, Item 2.03, below.

ITEM 2.01.  COMPLETION  OF  ACQUISITION  OR  DISPOSITION  OF  ASSETS.

     See  Item  1.01,  above.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     On December 22, 2005, a Securities Purchase Agreement was executed by the Registrant, Billy V. Ray, Jr., the chairman and chief executive officer of the Registrant, and Mel Harris and Steven Posner, or their designees (the "Buyer"). At the closing of the agreement, the Buyer purchased from the Registrant (i) a $1,000,000 Secured Convertible Debenture (the "Convertible Debenture"), which shall be convertible, unless redeemed by the Registrant before the expiration of 120 days from the Closing Date, into shares of the Registrant's common stock, par value $0.001 (the "Common Stock") (as converted, the "Conversion Shares"), and (ii) warrants (the "Warrants") to purchase an aggregate of 250,000 shares of the Common Stock (the "Warrant Shares"). The total purchase price for the Convertible Debenture and the Warrants was $1,000,000 (the "Purchase Price").

     The Warrants issued by the Registrant were for the purchase shares of the Common Stock for a period of three years with an exercise price equal to the lower of: (i) $0.80 per share of the Common Stock, or (ii) 120 percent of the average closing bid price for the five trading days immediately preceding the Closing Date (the "Fixed Price"), or (iii) 80 percent of the lowest closing bid price for the five trading days immediately preceding the date of exercise (the "Future Price"). The shares underlying the Warrants shall be included on the registration statement to be filed by the Registrant.

     Pursuant to the Convertible Debenture, the Buyer, at its sole option, may convert any or all of the face amount of the Convertible Debenture at any time after 120 days from the Closing Date, plus a premium on that amount accruing at a rate of 12 percent per annum, compounded monthly, from the date of closing to the date of conversion (the "Conversion Amount"). The number of shares of the Common Stock to be received upon conversion will be determined by dividing the Conversion Amount by the Conversion Price. The conversion price shall be equal to the lower of: (i) $0.80 per share of the Common Stock, or (ii) 120 percent of the average closing bid price for the five trading days immediately preceding the Closing Date (the "Fixed Price"), or (iii) 80 percent of the lowest closing bid price for the five trading days immediately preceding the date of conversion (the "Future Price").

     At the Closing, the parties executed and delivered (i) a Registration Rights Agreement covering any shares of the Common Stock received upon conversion of the Convertible Debenture or the exercise of the Warrant; (ii) a Security Agreement, pursuant to which the Registrant agreed to provide a security interest in Pledged Collateral (as this term is defined in the Security Agreement) to secure the Registrant's obligations as reflected therein; (iii) an Escrow Shares Escrow Agreement, pursuant to which the Registrant issued and delivered to the Escrow Agent 1,500,000 shares of the Common Stock or "security stock" (the "Escrow Shares") and the Escrow Agent shall distribute some or all of the Escrow Shares to the Buyer upon conversion, if applicable, of the Convertible Debenture pursuant to a Conversion Notice (as defined therein) and/or exercise of the Warrants; provided, however, that the Escrow Agent shall distribute all of such Escrow Shares (less 250,000 of such shares which shall be retained by the Escrow Agent for purposes of distributing the Warrant Shares upon exercise by the Buyer of the Warrants to


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
the Registrant upon receipt of a Redemption Notice (as defined in the Escrow Shares Agreement); and (iv) a Stock Pledge and Escrow Agreement, pursuant to which Mr. Ray pledged certain shares of the Registrant owned by him.

     Copies of all of the above-referenced documents are attached to this Current Report on Form 8-K as exhibits.

ITEM 3.02   UNREGISTERED  SALES  OF  EQUITY  SECURITIES.

     See  Item  1.01,  above.

     See  Item  2.03,  above.

     ITEM 9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)  Financial  Statements  of  Business  Acquired.

     It is not practicable to file the required financial statements of Method IQ, Inc. at this time. Accordingly, pursuant to Item 9.01(a)(4) of Form 8-K, the Registrant will file such financial statements under cover of Form 8-K/A as soon as practicable, but not later than the date required by applicable law.

     (b)  Pro  forma  financial  information.

     It is not practicable to file the required pro forma financial information of Method IQ, Inc. at this time. Accordingly, pursuant to Item 9.01(a)(4) of Form 8-K, the Registrant will file such pro forma financial information under cover of Form 8-K/A as soon as practicable, but not later than the date required by applicable law.

     (c)  Exhibits.
          --------

     The  following  exhibits  are  filed  herewith:

EXHIBIT NO.                               IDENTIFICATION OF EXHIBIT
-----------                               -------------------------
   10.1      Securities Purchase Agreement dated as of December 22, 2005, by and among Charys
             Holding Company Inc., Billy V. Ray, Jr., and Mel Harris and Steven Posner, or their designees.

   10.2      Secured Debenture of Charys Holding Company Inc. Due December 22, 2006.

   10.3      Warrant to Purchase Common Stock of Charys Holding Company Inc. Due December 22, 2008


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 27, 2005            CHARYS HOLDING COMPANY, INC.


                                    By /s/ Billy V. Ray, Jr.
                                      ------------------------------------------
                                      Billy V. Ray, Jr., Chief Executive Officer


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